PROSPECTUS

MAY  1,  2012,
as revised on
August 17, 2012

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund
(Initial Class Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

VAN ECK VIP GLOBAL HARD ASSETS FUND (INITIAL CLASS)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Initial Class

Management Fees	0.86%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.92%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Initial Class	Sold or Held	$94	$293	$509	$1,131

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of “hard asset” companies and instruments that derive their value from “hard assets”. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range.

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Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure to hard assets, hard asset companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value.

The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Hard Assets Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors (such as the energy, metals and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

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Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P® North American Natural Resources Sector Index includes mining, energy, paper and forest products, and plantation-owning companies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+24.57%	3Q ’05
Worst Quarter:	-36.96%	3Q ’08

Average Annual Total Returns as of 12/31/11
	1 Year	5 Years	10 Years

Initial Class Shares (9/1/89)	-16.45%	5.90%	15.96%
S&P® North American Natural Resources Sector Index (reflects no deduction for expenses or taxes)	-7.35%	4.04%	10.99%
S&P® 500 Index (reflects no deduction for expenses or taxes)	2.11%	-0.25%	2.92%

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PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Co-Portfolio Managers and Investment Team Members.

Charles T. Cameron, Co-Portfolio Manager, 2010; Investment Team Member, 1995
Shawn Reynolds, Co-Portfolio Manager, 2010; Investment Team Member, 2005
Imaru Casanova, Investment Team Member, 2011
Joseph M. Foster, Investment Team Member, 1996
Samuel L. Halpert, Investment Team Member, 2000
Gregory F. Krenzer, CFA, Investment Team Member, 1994
Charl P. de M. Malan, Investment Team Member, 2003
Mark A. Miller, Investment Team Member, 2007
Edward W. Mitby, CFA, Investment Team Member, 2008

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

COMMODITIES AND COMMODITY-LINKED DERIVATIVES

Definition

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECT INVESTMENTS

Definition

Investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments.

Risk

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

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FOREIGN CURRENCY TRANSACTIONS

Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.
Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

HARD ASSETS SECTORS

Definition

The Fund concentrates its investments in the securities of “hard asset” companies and instruments that derive their value from “hard assets.” Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities, as well as real estate.

Risk

The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors. Specifically, the energy sector can be affected by changes in the prices of and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The real estate sector can be affected by possible declines in the value of real estate, possible lack of availability of mortgage funds, extended vacancies of properties, general and local economic conditions, overbuilding, property taxes and operating expenses, natural disasters and changes in interest rates. Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investments in money market funds are not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed- end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES

Definition	Companies with smaller and medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.
Risk

Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

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3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Strategy

The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING THE FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2011, the Adviser’s assets under management were approximately $33.1 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.90% on the next $250 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Global Hard Assets Fund	0.86%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2011.

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

VAN ECK VIP GLOBAL HARD ASSETS FUND

The Fund’s portfolio managers and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio managers oversee all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

Charles T. Cameron. Mr. Cameron is a co-portfolio manager of the Fund and head of trading and portfolio strategy. He has been with the Adviser since 1995 and has over 28 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Charter.

Shawn Reynolds. Mr. Reynolds is a co-portfolio manager of the Fund and head of company research. He has been with the Adviser since 2005 and has over 23 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.

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Imaru Casanova. Ms. Casanova is an investment team member and a senior precious metals analyst. She has been with the Adviser since 2011. Prior to joining Van Eck, Ms. Casanova was managing director and senior equity research analyst at McNicoll Lewis & Vlak, responsible for establishing their metals and mining research department, with a focus on undercovered and undiscovered precious metals companies. She also covered the gold mining sector as equity research analyst at Barnard Jacobs Mellet USA and BMO Capital Markets.

Joseph M. Foster. Mr. Foster is an investment team member and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining Van Eck, Mr. Foster was a senior geologist at Pinson Mining Company, responsible for district exploration, reserve/resource delineation and modeling, and geologic input and/or strategy on mining issues.

Samuel L. Halpert. Mr. Halpert is an investment team member and a senior analyst covering agriculture, timber, steel and coal. He has been with the Adviser since 2000. Prior to joining Van Eck, Mr. Halpert was an analyst/trader for a global macro hedge fund at Goldman Sachs & Co. He also served as vice president of institutional futures sales at Salomon Smith Barney.

Gregory F. Krenzer, CFA. Mr. Krenzer is an investment team member and serves as senior trader and risk manager. He has been with the Adviser since 1994 and has over 17 years’ experience in the international and financial markets. Prior to joining Van Eck, Mr. Krenzer was an investment researcher in the high net worth group at Merrill Lynch.

Charl P. de M. Malan. Mr. Malan is an investment team member and a senior base and industrial metals analyst. He has been with the Adviser since 2003. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst specializing in South African mining, natural resources and financial sectors at JPMorgan Chase. He also served an equity research analyst and junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management), South Africa.

Mark A. Miller. Mr. Miller is an investment team member and an energy analyst specializing in oil services and exploration and production, with a focus on the energy sector external to the U.S. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. Miller was a high-yield analyst for Bear Stearns. He also served as a petro-physicist for Dresser Atlas and field engineer for Schlumberger.

Edward W. Mitby, CFA. Mr. Mitby is an investment team member and a senior analyst specializing in alternative energy, industrials, infrastructure and power generation. He has been with the Adviser since 2008. Prior to joining Van Eck, Mr. Mitby was a senior research analyst with Sailfish Capital Partners. He also served as a proprietary trading portfolio manager at Washington Mutual.

The SAI provides additional information about the above Portfolio Managers and Investment Team Members, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE TRUST

For more information on the Van Eck VIP Trust (the “Trust”), the Trustees and the Officers of the Trust, see “General Information”, “Description of the Trust” and “Trustees and Officers” in the SAI.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

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HOW THE FUND IS MANAGED (continued)

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

THE CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT

DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

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The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences

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HOW THE FUND IS MANAGED (continued)

between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the back cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:
	INITIAL CLASS SHARES

	YEAR ENDED DECEMBER 31,

	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Year	$37.67	$29.26		$18.75	$41.19	$32.71

Income from Investment Operations:
Net Investment Income (Loss)	0.04 (d)	(0.01)		(0.03)	0.11	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(6.09)	8.52		10.72	(16.53)	12.94

Total from Investment Operations	(6.05)	8.51		10.69	(16.42)	12.92

Less dividends and distributions from:
Net Investment Income	(0.42)	(0.11)		(0.06)	(0.11)	(0.05)
Net Realized Gains	(0.45)	—		(0.12)	(5.91)	(4.39)

Total Dividends and Distributions	(0.87)	(0.11)		(0.18)	(6.02)	(4.44)

Settlement Payments from Unaffiliated Third Parties	—	0.01		—	—	—

Redemption Fees	— (b)	—	(b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$30.75	$37.67		$29.26	$18.75	$41.19

Total Return (a)	(16.45)%	29.23	%(c)	57.54%	(46.12)%	45.36%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000’s)	$926,630	$1,162,125		$897,073	$541,777	$1,031,487
Ratio of Gross Expenses to Average Net Assets	0.92%	0.97%		1.10%	0.99%	1.01%
Ratio of Net Expenses to Average Net Assets	0.92%	0.97%		1.10%	0.99%	1.01%
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.92%	0.97%		1.09%	0.99%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	(0.05)%		(0.15)%	0.28%	(0.09)%
Portfolio Turnover Rate	38%	70%		105%	76%	94%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares total returns.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

PROSPECTUS

MAY  1,  2012,
as revised on
August 17, 2012

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund
(Class S Shares)

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

VAN ECK VIP GLOBAL HARD ASSETS FUND (CLASS S)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class S

Management Fees	0.86%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.26%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class S	Sold or Held	$128	$400	$692	$1,523

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of “hard asset” companies and instruments that derive their value from “hard assets”. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range.

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Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure to hard assets, hard asset companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value.

The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Hard Assets Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors (such as the energy, metals and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

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Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P® North American Natural Resources Sector Index includes mining, energy, paper and forest products, and plantation-owning companies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

CLASS S: Annual Total Returns (%) as of 12/31

Best Quarter:	+23.00%	4Q ’10
Worst Quarter:	-37.00%	3Q ’08

Average Annual Total Returns as of 12/31/11
	1 Year	5 Years	Life of Fund

Class S Shares (5/1/06)	-16.69%	5.50%	4.93%
S&P® North American Natural Resources Sector Index (reflects no deduction for expenses or taxes)	-7.35%	4.04%	3.66%
S&P® 500 Index (reflects no deduction for expenses or taxes)	2.11%	-0.25%	1.41%

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PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Co-Portfolio Managers and Investment Team Members.

Charles T. Cameron, Co-Portfolio Manager, 2010; Investment Team Member, 1995

Shawn Reynolds, Co-Portfolio Manager, 2010; Investment Team Member, 2005

Imaru Casanova, Investment Team Member, 2011

Joseph M. Foster, Investment Team Member, 1996

Samuel L. Halpert, Investment Team Member, 2000

Gregory F. Krenzer, CFA, Investment Team Member, 1994

Charl P. de M. Malan, Investment Team Member, 2003

Mark A. Miller, Investment Team Member, 2007

Edward W. Mitby, CFA, Investment Team Member, 2008

PURCHASE AND SALE OF FUND SHARES

The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

TAX INFORMATION

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Van Eck VIP Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

COMMODITIES AND COMMODITY-LINKED DERIVATIVES

Definition

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECT INVESTMENTS

Definition

Investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments.

Risk

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

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FOREIGN CURRENCY TRANSACTIONS

Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.
Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

HARD ASSETS SECTORS

Definition

The Fund concentrates its investments in the securities of “hard asset” companies and instruments that derive their value from “hard assets.” Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities, as well as real estate.

Risk

The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors. Specifically, the energy sector can be affected by changes in the prices of and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The real estate sector can be affected by possible declines in the value of real estate, possible lack of availability of mortgage funds, extended vacancies of properties, general and local economic conditions, overbuilding, property taxes and operating expenses, natural disasters and changes in interest rates. Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investments in money market funds are not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed- end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES

Definition	Companies with smaller and medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.
Risk

Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

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3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Strategy

The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING THE FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2011, the Adviser’s assets under management were approximately $33.1 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

FEES PAID TO THE ADVISER

The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.90% on the next $250 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck VIP Trust	As a % of average daily net assets

Van Eck VIP Global Hard Assets Fund	0.86%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2011.

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

VAN ECK VIP GLOBAL HARD ASSETS FUND

The Fund’s portfolio managers and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio managers oversee all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

Charles T. Cameron. Mr. Cameron is a co-portfolio manager of the Fund and head of trading and portfolio strategy. He has been with the Adviser since 1995 and has over 28 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Charter.

Shawn Reynolds. Mr. Reynolds is a co-portfolio manager of the Fund and head of company research. He has been with the Adviser since 2005 and has over 23 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.

Imaru Casanova. Ms. Casanova is an investment team member and a senior precious metals analyst. She has been with the Adviser since 2011. Prior to joining Van Eck, Ms. Casanova was managing director and senior equity research analyst

10

at McNicoll Lewis & Vlak, responsible for establishing their metals and mining research department, with a focus on undercovered and undiscovered precious metals companies. She also covered the gold mining sector as equity research analyst at Barnard Jacobs Mellet USA and BMO Capital Markets.

Joseph M. Foster. Mr. Foster is an investment team member and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining Van Eck, Mr. Foster was a senior geologist at Pinson Mining Company, responsible for district exploration, reserve/resource delineation and modeling, and geologic input and/or strategy on mining issues.

Samuel L. Halpert. Mr. Halpert is an investment team member and a senior analyst covering agriculture, timber, steel and coal. He has been with the Adviser since 2000. Prior to joining Van Eck, Mr. Halpert was an analyst/trader for a global macro hedge fund at Goldman Sachs & Co. He also served as vice president of institutional futures sales at Salomon Smith Barney.

Gregory F. Krenzer, CFA. Mr. Krenzer is an investment team member and serves as senior trader and risk manager. He has been with the Adviser since 1994 and has over 17 years’ experience in the international and financial markets. Prior to joining Van Eck, Mr. Krenzer was an investment researcher in the high net worth group at Merrill Lynch.

Charl P. de M. Malan. Mr. Malan is an investment team member and a senior base and industrial metals analyst. He has been with the Adviser since 2003. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst specializing in South African mining, natural resources and financial sectors at JPMorgan Chase. He also served an equity research analyst and junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management), South Africa.

Mark A. Miller. Mr. Miller is an investment team member and an energy analyst specializing in oil services and exploration and production, with a focus on the energy sector external to the U.S. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. Miller was a high-yield analyst for Bear Stearns. He also served as a petro-physicist for Dresser Atlas and field engineer for Schlumberger.

Edward W. Mitby, CFA. Mr. Mitby is an investment team member and a senior analyst specializing in alternative energy, industrials, infrastructure and power generation. He has been with the Adviser since 2008. Prior to joining Van Eck, Mr. Mitby was a senior research analyst with Sailfish Capital Partners. He also served as a proprietary trading portfolio manager at Washington Mutual.

The SAI provides additional information about the above Portfolio Managers and Investment Team Members, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE TRUST

For more information on the Van Eck VIP Trust (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and

11

HOW THE FUND IS MANAGED (continued)

reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

PLAN OF DISTRIBUTION (12b-1)

Although the Fund offers two classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service (12b-1) fees of 0.25% of average daily net assets of the class. Of the amounts expended under the plan for the fiscal year ended December 31, 2010, approximately 100% was paid to intermediaries who sold shares or serviced accounts of Fund shareholders. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

THE TRANSFER AGENT

DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL

Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may

13

HOW THE FUND IS MANAGED (continued)

reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.

In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.

For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the back cover page.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the life of the Class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:
	CLASS S SHARES

	YEAR ENDED DECEMBER 31,

	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$36.95		$28.80		$18.53	$41.05	$32.72

Income from Investment Operations:
Net Investment Income (Loss)	(0.06	)(d)	0.05		(0.06)	0.05	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(5.96)		8.17		10.51	(16.44)	12.80

Total from Investment Operations	(6.02)		8.22		10.45	(16.39)	12.77

Less distributions and distributions from:
Net Investment Income	(0.38)		(0.08)		(0.06)	(0.22)	(0.05)
Net Realized Gains	(0.45)		—		(0.12)	(5.91)	(4.39)

Total Dividends and Distributions	(0.83)		(0.08)		(0.18)	(6.13)	(4.44)

Settlement payments from unaffiliated third parties	—		0.01		—	—	—

Redemption Fees	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$30.10		$36.95		$28.80	$18.53	$41.05

Total Return (a)	(16.69)%		28.67	%(c)	56.92%	(46.35)%	44.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000’s)	$47,818		$25,061		$3,899	$387	$681
Ratio of Gross Expenses to Average Net Assets	1.26%		1.36%		2.24%	2.90%	5.79%
Ratio of Net Expenses to Average Net Assets	1.26%		1.36%		1.44%	1.31%	1.20%
Ratio of Net Expenses, excluding Interest Expense, to Average Net Assets	1.26%		1.36%		1.44%	1.30%	1.19%
Ratio of Net Investment (Loss) to Average Net Assets	(0.18)%		(0.39)%		(0.73)%	(0.02)%	(0.30)%
Portfolio Turnover Rate	38%		70%		105%	76%	94%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share

(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Class S Shares total return.

(d)	Calculated based upon weighted average shares outstanding.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	Call Van Eck at 800.826.2333, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concise information about the Van Eck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck VIP Trust
335 Madison Avenue
New York, NY 10017

vaneck.com

REGISTRATION NUMBER 811-05083

VAN ECK VIP TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2012, as revised on August 17, 2012

VAN ECK VIP EMERGING MARKETS FUND
VAN ECK VIP GLOBAL BOND FUND
VAN ECK VIP GLOBAL HARD ASSETS FUND

INITIAL CLASS / CLASS S

          This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated May 1, 2012, as revised (each a “Prospectus”) for Van Eck VIP Trust (the “Trust”), relating to Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund, and Van Eck VIP Global Hard Assets Fund (each a “Fund” and, together, the “Funds”), as each may be revised from time to time. The audited financial statements of the Funds for the fiscal year ended December 31, 2011, are hereby incorporated by reference from the Funds’ Annual Report to shareholders. A copy of the Prospectuses and Annual and Semi-Annual Reports for the Trust, relating to the Funds, may be obtained without charge by visiting the Van Eck website at vaneck.com, by calling toll-free 1.800.826.2333 or by writing to the Trust or Van Eck Securities Corporation, the Funds’ distributor (the “Distributor”). The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2012, as revised on August 17, 2012

GENERAL INFORMATION

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987 with the name Van Eck Investment Trust. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.

          The Trust currently consists of four separate series: Van Eck VIP Global Bond Fund and Van Eck VIP Emerging Markets Fund, both of which currently offer Initial Class; and Van Eck VIP Global Hard Assets Fund and Van Eck VIP Multi-Manager Alternatives Fund, both of which currently offer Initial Class and Class S shares. Van Eck VIP Global Bond Fund and Van Eck VIP Emerging Markets Fund also have registered Class S shares, but they have not yet commenced operations.

          This SAI only pertains to the Funds. Shares of Van Eck VIP Multi-Manager Alternatives Fund are offered in separate prospectuses and a separate statement of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

          Van Eck Associates Corporation serves as investment adviser (the “Adviser”) to all the Funds. Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

          The Funds are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT POLICIES AND RISKS

          The following is additional information regarding the investment policies and strategies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds’ Prospectuses titled “Fund summary information - Principal Investment Strategies”, “Fund summary information - Principal Risks” and “Investment objective, strategies, policies risks and other information”.

          Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Funds may invest.

ASSET-BACKED SECURITIES

          The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

          Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BELOW INVESTMENT GRADE SECURITIES

          Investments in securities rated below investment grade that are eligible for purchase by a Fund are described as “speculative” by Moody’s, S&P and Fitch, Inc. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

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          These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

          The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

BORROWING; LEVERAGE

          Borrowing to invest more is called “leverage.” A Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. A Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts a Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COMMERCIAL PAPER

          The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation.

          For hedging purposes only, the Funds may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

CONVERTIBLE SECURITIES

          The Funds may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a

4

convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

          To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objective.

DEBT SECURITIES

          The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

          New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

          The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

          The Funds may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

5

          Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

          The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

          When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

DIRECT INVESTMENTS

          The Funds may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

          Certain of the Funds’ direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds’ direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Van Eck VIP Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

6

          Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

FOREIGN SECURITIES

          Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.

          Certain Risks of Investing in Europe. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

          The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally and it is also possible, that the euro could be abandoned in the future by countries that have already adopted its use.

          Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKETS SECURITIES

          The Funds may have a substantial portion of their assets in emerging markets. An “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

7

          Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

          Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

          The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of a Fund to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

          The Russian, Eastern and Central European, Chinese and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

          Certain Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of a Fund.

          Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

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          Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

          Certain Risks of Investing in Russia. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer’s share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, a Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund’s Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent a Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

          Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund only) and put and call options (all types of derivatives), to “lock in” the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Futures and Options Transactions.”

          Changes in currency exchange rates may affect the Funds’ net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, a Fund may incur a gain or loss on the option or futures contract.

          The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund may enter into currency swaps. See also “Futures and Options Transactions”. In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser’s belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

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          A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Funds’ Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

          It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

          If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

          Each Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and exchange-traded funds (“ETFs”), subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

          A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

          Options Transactions. Each Fund may purchase and sell (write) exchange-traded and over-the-counter (“OTC”) call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts. Van Eck VIP Global Hard Assets Fund may also buy and sell options linked to the price of hard assets.

          Purchasing Call and Put Options. Each Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable a Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.

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          The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.

          When a Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

          A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

          Writing Covered Call and Put Options. Each Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. When a Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When a Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).

          The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

          A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          Receipt of premiums from writing call and put options may provide a Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

          Futures Contracts. The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Van Eck VIP Global Hard Assets Fund may also buy and sell futures contracts and options thereon linked to the price of hard assets. A futures

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contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

          Futures contracts and options on futures contracts may be used reduce a Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest.

          The Funds may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.

          Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that a Fund will be able to enter into a closing transaction.

          When a Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

          Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

          Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Warrants and Subscription Rights. The Funds may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying

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investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

HARD ASSETS SECURITIES

          The Van Eck VIP Global Hard Assets Fund may invest up to 80% of its assets in “hard asset” securities. Hard asset securities include equity securities of “hard asset companies” and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term “hard asset companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

          Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund’s assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

INDEXED SECURITIES AND STRUCTURED NOTES

          The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

          Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds’ limitations on illiquid securities.

MASTER LIMITED PARTNERSHIPS

          Other equity securities in which the Van Eck VIP Global Hard Assets Fund may invest include master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the Securities and Exchange Commission’s (“SEC”) and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.

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PARTLY PAID SECURITIES

          Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REAL ESTATE SECURITIES

          The Funds may not purchase or sell real estate, except that the Funds may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REPURCHASE AGREEMENTS

          Each of the Funds may enter into a repurchase agreement. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of its net assets.

          Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which a Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

RULE 144A AND SECTION 4(2) SECURITIES

          The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

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          Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of restricted securities in the Funds’ holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

          In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

          Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SHORT SALES

          Except for the Van Eck VIP Global Bond Fund, the Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SECURITIES LENDING

          The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SWAPS

          Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that

15

correspond to the agreed upon notional amount. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Van Eck VIP Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be “swapped” for another (e.g., energy).

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

          Each Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, a Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

Each Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

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4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.

Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Van Eck VIP Global Hard Assets Fund will invest 25% or more of its total assets in “hard asset” industries as defined in the Prospectus. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          For the purposes of Restriction 7, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be “interest rate sensitive,” investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

PORTFOLIO HOLDINGS DISCLOSURE

          The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds’ shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

          These policies and procedures apply to employees of the Adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds’ portfolio holdings. These policies and procedures are made available to each service provider.

          The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio-related information:

          Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about a Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

          Disclosure to Investors. Limited portfolio holdings information for the Funds is available to all investors on the Fund’s website at vaneck.com. Information regarding the Funds’ top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

          Best interest of the Funds: Information regarding the Funds’ specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds’ Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

          Conflicts of Interest: Should a conflict of interest arise between a Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

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          Equality of Dissemination: Shareholders of the same Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to a Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

          Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for a Fund to selectively disclose a Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

          Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

          Compensation: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

          Source of Portfolio-Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

          The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds’ auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds’ independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day-lag period.

          There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

          Additionally, the Funds shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

          Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How the Fund is Managed – Management of the Fund.”

          Adviser acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts.

          Van Eck Associates Corporation, the Adviser, serves as investment adviser to the Funds pursuant to an Advisory Agreement between the Trust and the Adviser. The advisory fee is computed daily and paid monthly at the following annual rates: the management fee for each of Van Eck VIP Global Bond Fund and Van Eck VIP Global Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and

18

administrative services. The management fee for Van Eck VIP Emerging Markets Fund is computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Under the Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          The management fees earned and the expenses waived or assumed by the Adviser for the past three years are as follows:

		MANAGEMENT FEES	EXPENSES WAIVED/ASSUMED BY THE ADVISER
Van Eck VIP Global Bond Fund	2011	$677,499	$75,144
	2010	$471,426	$103,150
	2009	$455,144	$103,540

Van Eck VIP Emerging Markets Fund	2011	$1,983,776	$0
	2010	$2,131,689	$0
	2009	$1,607,337	$0

Van Eck VIP Global Hard Assets Fund	2011	$10,922,213	$0
	2010	$9,164,384	$0
	2009	$7,419,118	$10,938

          The Advisory Agreement provides that it shall continue in effect from year to year as long as it is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR

          Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York 10017, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

          The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

          During the last three fiscal years, the Distributor retained no distributing commissions on sales of shares of the Funds, after reallowance to dealers.

          The Funds’ Class S has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Fees paid by the Class S shares under the Plan will be used for servicing and/or distribution expenses of the Distributor and to compensate insurance companies, brokers and dealers, and other financial institutions which sell Class S shares of the Fund, or provide servicing. The Plan is a compensation type plan with a carry forward provision, which allows the Distributor to recoup distribution expenses in the event that the Plan is terminated. Shares of Initial Class are not subject to the expenses of the Plan.

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          Pursuant to the Plan, the Distributor provides the Fund, at least quarterly, with a written report of the amounts expended under the Plan, and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis. The Plan is reapproved annually by the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

          The Plan shall continue in effect provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information, see the Prospectus.

          For the fiscal year ended December 31, 2011, it is estimated that the Distributor spent the amounts accrued under the Plan in the following ways:

VAN ECK VIP GLOBAL HARD ASSETS FUND

Total 12b-1 Fees	$102,243
Compensation to Dealers	(102,243)

Net 12b-1 Fees	--

PORTFOLIO MANAGERS

          The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

          The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds’ securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. The portfolio managers do not believe that their activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

PORTFOLIO MANAGER/INVESTMENT TEAM MEMBER SHARE OWNERSHIP

          As of December 31, 2011, none of the portfolio managers or investment team members owned shares of the Funds.

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OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS/INVESTMENT TEAM MEMBERS

          Below is a table of the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category, as of December 31, 2011.

Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Van Eck VIP Emerging Markets Fund	Edward Kuczma (investment team member)	Registered investment companies	1	$83.07 million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Emerging Markets Fund	David Semple (portfolio manager)	Registered investment companies	1	$83.07 million	0	$0
		Other pooled investment vehicles	3	$2.93 million	2	$2.93 million
		Other accounts	0	$0	0	$0
Van Eck VIP Emerging Markets Fund	Angus Shillington (investment team member)	Registered investment companies	1	$83.07 million	0	$0
		Other pooled investment vehicles	3	$2.93 million	2	$2.93 million
		Other accounts	0	$0	0	$0
Van Eck VIP Global Bond Fund	Charles Cameron (co-portfolio manager)	Registered investment companies	3	$6.104 billion	0	$0
		Other pooled investment vehicles	12	$389.14 million	9	$373.96 million
		Other accounts	9	$302.44 million	2	$55.37 million
Van Eck VIP Global Bond Fund	Gregory Krenzer (co-portfolio manager)	Registered investment companies	2	$5.255 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Charles Cameron (co-portfolio manager)	Registered investment companies	3	$4.993 billion	0	$0
		Other pooled investment vehicles	12	$389.14 million	9	$373.96 million
		Other accounts	9	$302.44 million	2	$55.37 million
Van Eck VIP Global Hard Assets Fund	Joseph Foster (investment team member)	Registered investment companies	2	$5.486 billion	0	$0
		Other pooled investment vehicles	3	$667.35 million	0	$0
		Other accounts	1	$62.21 million	0	$0
Van Eck VIP Global Hard Assets Fund	Samuel Halpert (investment team member)	Registered investment companies	1	$4.088 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Gregory Krenzer (investment team member)	Registered investment companies	2	$4.144 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0

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Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Van Eck VIP Global Hard Assets Fund	Charl Malan (investment team member)	Registered investment companies	2	$5.486 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Mark Miller (investment team member)	Registered investment companies	1	$4.088 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Edward Mitby (investment team member)	Registered investment companies	1	$4.088 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Van Eck VIP Global Hard Assets Fund	Shawn Reynolds (co-portfolio manager)	Registered investment companies	2	$4.937 billion	0	$0
		Other pooled investment vehicles	14	$405.95 million	11	$390.77 million
		Other accounts	8	$606.45 million	2	$325.49 million

PORTFOLIO TRANSACTIONS AND BROKERAGE

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic

22

factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser’s affiliates. The Trustees periodically review the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

          The aggregate amount of transactions during the fiscal year ended December 31, 2011 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Fund Name	Transaction Amount	Commissions and Concessions
Van Eck VIP Global Bond Fund	N/A	N/A
Van Eck VIP Emerging Markets Fund	$1,013,387,701	$941,088
Van Eck VIP Global Hard Assets Fund	$88,986,142	$861,568

          The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund for the fiscal year ended December 31, none of such amounts are paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds.

2011
COMMISSIONS
Van Eck VIP Global Bond Fund	N/A
Van Eck VIP Emerging Markets Fund	$932,919
Van Eck VIP Global Hard Assets Fund	$861,493

2010
COMMISSIONS
Van Eck VIP Global Bond Fund	N/A
Van Eck VIP Emerging Markets Fund	$1,198,241
Van Eck VIP Global Hard Assets Fund	$1,457,690

2009
COMMISSIONS
Van Eck VIP Global Bond Fund	N/A
Van Eck VIP Emerging Markets Fund	$642,047
Van Eck VIP Global Hard Assets Fund	$2,034,884

          The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          Due to the potentially high rate of turnover, the Funds may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year.

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TRUSTEES AND OFFICERS

          LEADERSHIP STRUCTURE AND THE BOARD

          The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2011. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

          The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairperson of the Board and the Chairperson of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the Funds.

          The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

          RISK OVERSIGHT

          The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Funds’ investment management, distribution and business affairs. Each of the Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

          Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Funds and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the

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functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Funds’ shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

          The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION

          The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.
Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.
Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

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TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	63	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.
Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	63	Director, SmartBrief, Inc.
Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

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          Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry and is Executive Director for Investor Responsibility Research Center Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee of another mutual funds.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

          The forgoing information regarding the experience, qualifications, attributes and skills of Trustees is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          COMMITTEE STRUCTURE

          The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

          Audit Committee. This Committee met two times during 2011. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairperson of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          Governance Committee. This Committee met two times during 2011. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of Funds on whose Board each Trustee serves. When considering potential

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nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Ms. Pigott serves as the Chairperson of the Governance Committee.

          The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

OFFICER INFORMATION

          The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John Crimmins, 54	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 30	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)
Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Thomas K. Lynch, 55	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

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OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Bruce J. Smith, 57	Senior Vice President	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)  The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)  Officers are elected yearly by the Trustees.

TRUSTEE SHARE OWNERSHIP

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2011)*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2011)*

Jon Lukomnik	None	Over $100,000

Jane DiRenzo Pigott	None	Over $100,000

Wayne Shaner	None	$1 - $10,000

R. Alastair Short	None	Over $100,000

Richard D. Stamberger	None	Over $100,000

Robert Stelzl	None	Over $100,000

*  Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

          As of March 31, 2012, all of the Trustees and Officers as a group owned less than 1% of each Fund and each class of each Fund.

          As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

2011 COMPENSATION TABLE

          The Trustees are paid for services rendered to the Trust and Van Eck Funds (the “Van Eck Trusts”), each a registered investment company managed by the Adviser, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $50,000, a per meeting fee of $7,500 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairperson of the Board an annual retainer of $20,000, the Chairperson of the Audit Committee an annual retainer of $10,000 and the Chairperson of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

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          The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2011. Annual Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik	Jane DiRenzo Pigott	Wayne Shaner	R. Alastair Short	Richard D. Stamberger	Robert Stelzl

Aggregate Compensation from the Van Eck Trusts	$100,000	$90,000	$90,000	$100,000	$110,000	$90,000

Aggregate Deferred Compensation from the Van Eck Trusts	$50,000	$90,000	$0	$0	$27,500	$45,000

Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A	N/A

Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A

Total Compensation From the Van Eck Trusts and the Fund Complex(1) Paid to Trustee	$100,000	$90,000	$90,000	$255,875	$249,750	$90,000

(1)	The “Fund Complex” consists of Van Eck Trusts and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

          As of March 31, 2012, shareholders of record of 5% or more of the outstanding shares of each class of a Fund were as follows:

		PERCENTAGE OF CLASS OF
FUND AND CLASS	NAME AND ADDRESS OF INSURANCE COMPANY	FUND OWNED

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWVA II c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	13.45%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWVLI-4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	13.21%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWVA9 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	10.07%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life PMLIC VLI c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	9.57%

Van Eck VIP Emerging Markets Fund Initial Class	Jefferson National Life Insurance Co. Attn: Separate Accounts 9220 Corporate Campus, Suite 1000 Louisville, KY 40223-4061	7.83%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	6.16%

Van Eck VIP Emerging Markets Fund Initial Class	Nationwide Life NWVLI-2 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	5.63%

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		PERCENTAGE OF CLASS OF
FUND AND CLASS	NAME AND ADDRESS OF INSURANCE COMPANY	FUND OWNED

Van Eck VIP Emerging Markets Fund Initial Class	General America SA7 c/o Met Life 501 Boylston St Boston, MA 02116-3769	5.39%

Van Eck VIP Global Bond Fund Initial Class	Nationwide Life NWVA II c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	25.55%

Van Eck VIP Global Bond Fund Initial Class	Great-West OneSource FBO Schwab Annuities Attn: Mutual Fund Trading 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	19.28%

Van Eck VIP Global Bond Fund Initial Class	Midland National Life NAVA Attn: Variable Annuities Services PO Box 79907 Des Moines, IA 50325-0907	8.18%

Van Eck VIP Global Bond Fund Initial Class	National Life Insurance Co VA Attn: Penny Dooley – M415 One National Life Dr Montpelier, VT 05604-1000	7.06%

Van Eck VIP Global Bond Fund Initial Class	Nationwide Life PMLIC VLI c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	6.99%

Van Eck VIP Global Bond Fund Initial Class	Jefferson National Life Insurance Co. Attn: Separate Accounts 9220 Corporate Campus, Suite 1000 Louisville, KY 40223-4061	6.98%

Van Eck VIP Global Bond Fund Initial Class	Great-West OneSource FBO Schwab Annuities Attn: Mutual Fund Trading 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	5.72%

Van Eck VIP Global Hard Assets Fund Initial Class	Pacific Life SELEXD D2 c/o Pacific Life Insurance Company 700 Newport Beach Center Dr Newport Beach, CA 92660-6307	21.76%

Van Eck VIP Global Hard Assets Fund Initial Class	Nationwide Life NWVLI-4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	14.93%

Van Eck VIP Global Hard Assets Fund Initial Class	Nationwide Life NWVA II c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	8.30%

Van Eck VIP Global Hard Assets Fund Initial Class	Nationwide Life NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	5.51%

Van Eck VIP Global Hard Assets Fund Class S	AXA Equitable Life SA 49 c/o JP Morgan Worldwide SEC Serv. 1 Beacon St. Boston, MA 02108-3107	34.22%

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		PERCENTAGE OF CLASS OF
FUND AND CLASS	NAME AND ADDRESS OF INSURANCE COMPANY	FUND OWNED

Van Eck VIP Global Hard Assets Fund Class S	AXA Equitable Life SA FP c/o JP Morgan Worldwide SEC Serv. 1 Beacon St. Boston, MA 02108-3107	20.00%

Van Eck VIP Global Hard Assets Fund Class S	AXA Equitable Life SA-A c/o JP Morgan Worldwide SEC Serv. 1 Beacon St. Boston, MA 02108-3107	16.81%

Van Eck VIP Global Hard Assets Fund Class S	Principal Investment Plus VA c/o Principal Life Insurance Co 711 High St. Des Moines, IA 50325-0907	9.75%

Van Eck VIP Global Hard Assets Fund Class S	Great-West OneSource FBO Schwab Annuities Attn: Mutual Fund Trading 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	7.85%

Control Person Ownership

          As of March 31, 2012, shareholders who may be deemed to be a “control person” (as that term is defined in the 1940 Act) because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

		PERCENTAGE OF
FUND	NAME AND ADDRESS OF OWNER	FUND OWNED

Van Eck VIP Emerging Markets Fund	Nationwide Life c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	67.80%

Van Eck VIP Global Bond Fund	Nationwide Life c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	51.50%

Van Eck VIP Global Hard Assets Fund	Nationwide Life c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	40.46%

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

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POTENTIAL CONFLICTS OF INTEREST

          The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by a Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage a Fund. The Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PURCHASE OF SHARES

          The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is a Fund’s best interest to do so. Certificates for shares of the Funds will not be issued.

VALUATION OF SHARES

          The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

          Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

          The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the

33

case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

          Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds’ net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board.

          Each Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds’ Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

          In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

          Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market. The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service

          There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

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TAXES

          This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

          Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.

          As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders.

          The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer. If a Fund fails to qualify as a registered investment company, the Section 817 diversification requirements may not be satisfied, and the variable contracts may be adversely affected.

          With respect to foreign securities, foreign taxes may be imposed on these investments by the applicable foreign tax authority regardless of any tax deferred or other status granted by the Internal Revenue Code.

          The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

REDEMPTIONS IN KIND

          The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company organized as a “business trust” under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.

          The Board has authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, four series of the Trust are being offered, which shares constitute the interests in Van Eck VIP Global Bond Fund, Van Eck VIP Emerging Markets Fund, Van Eck VIP Global Hard Assets Fund, described herein and Worldwide Absolute Return Fund, described in a separate SAI.

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          The Funds are classified as non-diversified funds under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

          Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board, approved the Advisory Agreement and ratified the selection of the Trust’s independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund’s investment objective, policies and restrictions, which together with changes approved by the Board, resulted in the Van Eck VIP Global Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust’s independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

          Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

          Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Trust’s portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

          Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64105, serves as the Funds’ transfer agent.

          Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm.

          Counsel. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

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FINANCIAL STATEMENTS

          The audited financial statements for the fiscal year ended December 31, 2011 of the Funds are hereby incorporated by reference from the Funds’ Annual Reports to shareholders, which are available at no charge by visiting the Van Eck website at vaneck.com, or upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

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APPENDIX A:

ADVISER’S PROXY VOTING POLICIES

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or
2.	The potential conflict will be disclosed to the client:
	a.	with a request that the client vote the proxy,
	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:
1.	Notification of Availability of Information
a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information
	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
	a.	proxy statements received;
	b.	identifying number for the portfolio security;
	c.	shareholder meeting date;
	d.	brief identification of the matter voted on;
	e.	whether the vote was cast on the matter;
	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

PROXY PAPER GUIDELINES

2012 PROXY SEASON

AN OVERVIEW OF
THE GLASS LEWIS APPROACH TO
PROXY ADVICE

U n i t e d S t a t e s

I. A Board of Directors That

Serves the Interests of Shareholders

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.[4]

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit have previously served as executives of the company on an interim basis for less than one year.

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4] This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[6] recommend voting against some of the inside and/or affiliated directors

5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

6 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of

[7] We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.[8] Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs..[9]

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate. [10]

[8] Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

[9] Spencer Stuart Board Index, 2011, p. 6.

[10] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5. All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[11]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

[11] Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[12]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[13]

1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4. The audit committee chair, if the committee has less than three members.

5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and

[12] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[13] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[14]

6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11. The audit committee chair[15] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.

13. All members of an audit committee at a time when material accounting fraud occurred at the company.[17]

[14] Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

15 In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[16] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[17] Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that

14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

• The restatement involves fraud or manipulation by insiders;

• The restatement is accompanied by an SEC inquiry or investigation;

• The restatement involves revenue recognition;

• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

• The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[18]

20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

[18] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:[19]

[19] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[20]

2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[21]

4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8. All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9. All members of the compensation committee when vesting of in-the-money options is

[20] Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

21 In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

accelerated or when fully vested options are granted.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[22]

15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the Say-on-Pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the Say-on-Pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority

22 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:[23]

1. All members of the governance committee[24] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[25] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2. The governance committee chair,[26] when the chairman is not independent and an independent lead or presiding director has not been appointed.[27]

3. In the absence of a nominating committee, the governance committee chair when there

[23] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

24 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[25] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

26 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)[28] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:[29]

1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3. In the absence of a governance committee, the nominating committee chair[30] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[31]

28 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

[29] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

30 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

31 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[32]

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[33]

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but

32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[33] Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[34], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[35]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of

34 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

35 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[36] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.[37]

3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[38]

[36] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[37] Spencer Stuart Board Index, 2011, p. 8.

38 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.[39] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[40]

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with

[39] Refer to Section IV. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

[40] The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.
Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.

Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”41 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.42 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”43 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”44

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.45 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.46

[41] Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

42 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[43] Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

44 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

45 Spencer Stuart Board Index, 2011, p. 14

46 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Term and Age limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Shareholder Access

We expect to see a number of shareholder proposals regarding this topic in 2012. For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Section V. Compensation, Environmental, Social and Governance Shareholder Initiatives.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2011, Glass Lewis tracked over 40 proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., a slight increase over 2010 when we tracked just under 35 proposals, but a sharp contrast to the 147 proposals tracked during 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.47 During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

47 Spencer Stuart Board Index, 2011, p. 14

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. TRANSPARENCY AND

INTEGRITY OF FINANCIAL REPORTING

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”48

Most recently on August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB will convene a public roundtable meeting in March 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[49]

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

48 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

49 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5. When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. THE LINK BETWEEN

Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies50 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

• The overall design and structure of the Company’s executive compensation program including performance metrics;

• The quality and content of the Company’s disclosure;

• The quantum paid to executives; and

[50] Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

• The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

• Inappropriate peer group and/or benchmarking issues

• Inadequate or no rationale for changes to peer groups

• Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

• Guaranteed bonuses

• Targeting overall levels of compensation at higher than median without adequate justification

• Bonus or long-term plan targets set at less than mean or negative performance levels

• Performance targets not sufficiently challenging, and/or providing for high potential payouts

• Performance targets lowered, without justification

• Discretionary bonuses paid when short- or long-term incentive plan targets were not met

• Executive pay high relative to peers not justified by outstanding company performance

• The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2011

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2011, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.
Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

• No re-testing or lowering of performance conditions

• Performance metrics that cannot be easily manipulated by management

• Two or more performance metrics

• At least one relative performance metric that compares the company’s performance to a relevant peer group or index

• Performance periods of at least three years

• Stretching metrics that incentivize executives to strive for outstanding performance

• Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

Equity-Based Compensation Plan Proposals

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1. Companies should seek more shares only when needed.

2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4. Annual net share count and voting power dilution should be limited.

5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6. The expected annual cost of the plan should be proportional to the business’s value.

7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9. Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

11. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

12. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1. Officers and board members cannot participate in the program;

2. The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3. The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4. Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

[51]Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

IV. Governance Structure
and the Shareholder Franchise

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1. The form of offer is not required to be an all-cash transaction;

2. The offer is not required to remain open for more than 90 business days;

3. The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4. There is no fairness opinion requirement; and

5. There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders,

[52] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1. Is the board sufficiently independent?

2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4. Do shareholders have the right to call special meetings of shareholders?

5. Are there other material governance issues at the Company?

6. Has the Company’s performance matched or exceeded its peers in the past one and three years?

7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8. Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision. Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1. Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2. Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3. Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

The following is a discussion of Glass Lewis’ approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.

Compensation

Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board’s priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company’s peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.

However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient, appropriate discretion to the board to design and implement reasonable compensation programs.

Disclosure of Individual Compensation

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company’s pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further, it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of individual compensation packages beyond the significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company’s history of aligning executive compensation and the creation of shareholder value.

Linking Pay with Performance

Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In our view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.

However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.

Retirement Benefits & Severance

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.

Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), the SEC proposed rules that would require that public companies hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as “golden parachute” transactions. Effective April 4, 2011, the SEC requires that companies seeking shareholder approval of a merger or acquisition transaction must also provide disclosure of certain “golden parachute” compensation arrangements and, in certain circumstances, conduct a separate shareholder advisory vote to approve golden parachute compensation arrangements.

Bonus Recoupments (“Clawbacks”)

We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.

When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board’s ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a mandatory recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.

Golden Coffins

Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those of shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who are no longer in any position to affect company performance.

To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives’ estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.

Retention of Shares until Retirement

We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives’ ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the retention of significant amounts of equity compensation following termination of employment at target firms.

Tax Gross-Ups

Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally, such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.

Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.

Linking Executive Pay to Environmental and Social Criteria

We recognize that a company’s involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.

Governance

Declassification of the Board

Glass Lewis believes that classified boards (or “staggered boards”) do not serve the best interests of shareholders. Empirical studies have shown that: (i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.

Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our case-by-case evaluations, we consider the following:

• Company size

• Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

• Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

• Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.)

• Existence of anti-takeover protections or other entrenchment devices

• Opportunities for shareholder action (e.g., ability to act by written consent)

• Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:

• Company size

• Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

• Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

• Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

• Existence of anti-takeover protections or other entrenchment devices

• Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)

• Existing ability for shareholders to act by written consent

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board. Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board’s lack of diversity lead to a decline in shareholder value.

Reimbursement of Solicitation Expenses

Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.

Majority Vote for the Election of Directors

If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.

Cumulative Vote for the Election of Directors

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Given the above, where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.

For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Supermajority Vote Requirements

We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.

Independent Chairman

Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of “independent.”

Proxy Access

Shareholders have consistently sought mechanisms through which they could secure a meaningful voice in director elections in recent years. While many of these efforts have centered on regulatory changes at the SEC, the United States Congress and the Obama Administration have placed “Proxy Access” in the spotlight of the U.S. Government’s most recent corporate governance-related financial reforms. Regulations allowing or mandating the reimbursement of solicitation expenses for successful board candidates exist and further regulation is pending. A 2009 amendment to the Delaware Corporate Code allows companies to adopt bylaw provisions providing shareholders proxy access.

Further, in July 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, (the “Dodd-Frank Act”). This Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates. The SEC received over 500 comments regarding proposed proxy access, some of which questioned the agency’s authority to adopt such a rule. Nonetheless, in August 2010, the SEC adopted final Rule 14a-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years, the right to nominate up to 25% of a board’s directors and have such nominees included on a company’s ballot and described in its proxy statement. While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule’s implementation following the filing of a lawsuit by the U.S. Chamber Of Commerce and the Business Roundtable. In July 2011, the United States Court of Appeals for the District of Columbia ruled against the SEC based on what it perceived to be the SEC’s failure to fully consider the costs and the benefits of the proxy access rules. On September 6, 2011, the SEC announced that it would not be seeking rehearing of the decision. However, while rule 14a-11 was vacated, the U.S. Court of Appeals issued a stay on the “private ordering” amendments to Rule 14a-8, meaning that companies are no longer able to exclude shareholder proposals requesting that they adopt procedures to allow for shareholder nominees to be included in proxy statements (“Statement by SEC Chairman Mary L. Schapiro on Proxy Access Ligation.” SEC Press Release. September 6, 2011).

Glass Lewis will consider supporting well-crafted and reasonable proposals requesting proxy access, as we believe that in some cases, adoption of this provision allows for improved shareholder rights and ensures that shareholders who maintain a long-term interest in the target company have an ability to nominate candidates for the board. Glass Lewis reviews proposals requesting proxy access on a case-by-case basis, and will consider the following in our analysis:

•	Company size;

•	The shareholder proponent and their reasoning for putting forth the proposal at the target company;

•	The percentage ownership requested and holding period requirement;

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals;

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.);

•	Existence of anti-takeover protections or other entrenchment devices; and

•	Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

Environment

There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management’s performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.

With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.

Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.

Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.

If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.

Climate Change and Green House Gas Emission Disclosure

Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, and/or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.

Sustainability and other Environmentally-Related Reports

When evaluating requests that a firm produce an environmentally-related report, such as a sustainability report or a report on coal combustion waste or hydraulic fracturing, we will consider, among other things:

• The financial risk to the company from the firm’s environmental practices and/or regulation;

• The relevant company’s current level of disclosure;

• The level of sustainability information disclosed by the firm’s peers;

• The industry in which the firm operates;

• The level and type of sustainability concerns/controversies at the relevant firm, if any;

• The time frame within which the relevant report is to be produced; and

• The level of flexibility granted to the board in the implementation of the proposal.

In general, we believe that firms operating in extractive industries should produce reports regarding the risks presented by their environmental activities, and will consider recommending a vote for reasonably crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate these report requests on a case by case basis.

Oil Sands

The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada’s boreal forests which sequester significant levels of carbon. We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands.

We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders’ interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’

rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3. The banning of provocative religious or political emblems from the workplace;

4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9. The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

• Health care coverage should be universal;

• Health care coverage should be continuous;

• Health care coverage should be affordable to individuals and families;

• The health insurance strategy should be affordable and sustainable for society; and

• Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.

Reporting Contributions and Political Spending

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.

Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.

When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

• Is the Company’s disclosure comprehensive and readily accessible?

• How does the Company’s political expenditure policy and disclosure compare to its peers?

• What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. Further, we will typically recommend voting for proposals requesting reports on lobbying or political contributions and expenditures when there is no explicit board oversight or there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high-profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

Internet Censorship

Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy, censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.

International
Proxy Paper Policy Guidelines

An Overview of the Glass Lewis Approach to
International Proxy Advice for 2012

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country. The following is a distillation of the various country-specific policies.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

• A director who attends less than 75% of the board and applicable committee meetings.
• A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

• CFO who presently sits on the board.
• Director who presently sits on an excessive number of boards.
• Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
• Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
• Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

• When audit fees added to audit-related fees total less than one-half of total fees.

• When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

• When the company has aggressive accounting policies.
• When the company has poor disclosure or lack of transparency in financial statements.
• When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

• When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III. COMPENSATION

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;
•	Performance goals and metrics are inappropriate or insufficiently challenging;
•

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•	Guaranteed bonuses are established;
•	There is no clawback policy; or
•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

APPENDIX B:
RATINGS

STANDARD & POOR’S ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.